CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $)	Dec. 31, 2012	Dec. 31, 2011
Common stock, Par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, Authorized	200,000,000	200,000,000
Common stock, Issued	43,423,556	42,309,285
Common stock, Outstanding	31,110,922	33,560,467
Cost of common stock in treasury, shares	12,312,634	8,748,818